FIFTH AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

                                     between

                           FAIRFIELD COMMUNITIES, INC.

                                       and

                                BANKBOSTON, N.A.,
                            INDIVIDUALLY AND AS AGENT


         THIS FIFTH AMENDMENT (this "Amendment") dated as of October 4, 1999, is made by and among FAIRFIELD COMMUNITIES, INC., a Delaware corporation (the
"Company", "FCI" or "Fairfield"), BANKBOSTON, N.A., a national banking association ("BKB"), and BANKBOSTON, N.A., as agent for itself and the Banks (the "Agent"), all parties (or successors in interest to parties) to a certain Amended and Restated Revolving Credit Agreement dated as of January 15, 1998 (as amended and in effect as of the date hereof, the "Credit Agreement"), and BKB as Collateral Agent under the Collateral Agency Agreement, as amended. This Amendment is joined in by Fairfield Acceptance Corporation-Nevada (successor by merger to Fairfield Acceptance Corporation), a Nevada domiciled Delaware corporation ("FAC"), Fairfield Myrtle Beach, Inc. ("FMB"), Vacation Break USA, Inc. ("Vacation Break"), Sea Gardens Beach and Tennis Resorts, Inc. ("SGR"), Vacation Break Resorts, Inc. ("VBR"), Vacation Break Resorts at Star Island, Inc. ("VBRS"), Palm Vacation Group ("PVG") and Ocean Ranch Vacation Group ("ORV") (FAC, FMB, Vacation Break, SGR, VBR, VBRS, PVG and ORV are hereinafter collectively referred to as the "Subsidiary Guarantors") by reason of the Amended and Restated Unconditional Payment and Performance Guaranty, dated as of January 15, 1998, from the Subsidiary Guarantors in favor of the Agent and the Banks (the "FCI Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

         WHEREAS, FCI has requested and BKB has agreed, among other things, to amend the definition of the term Borrowing Base, to modify the dates on which FCI is to deliver Borrowing Base Reports and to designate certain projects as Approved Projects;

         NOW, THEREFORE, in consideration of the foregoing premises, FCI, BKB, the Agent and the Subsidiary Guarantors hereby agree as follows:

     ss.1. Amendments to Credit Agreement. The Credit Agreement shall be amended
           ------------------------------
as follows:

     ss.1.1. The definition of "Borrowing Base" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the period at the end of clause
(d) thereof, by replacing it with a semicolon and the word "minus" and by inserting immediately thereafter the following new clause (e):

                  (e) the amount by which (i) the sum of (x) the aggregate Principal Balances of all Eligible Base Contracts that are Lot Contracts, and (y) the aggregate Principal Balances of all Eligible Prime Base Contracts that are Lot Contracts exceeds (ii) 10% of the sum of (a), (b), (c) and (d) above.

     ss.1.2.  The  definition  of "Eligible  Prime Base  Contract"  appearing in
Section 1.1 of the Credit Agreement is hereby amended by deleting the words "Timeshare Contract" appearing in the first sentence of such definition and by replacing them with the words "Base Contract".

     ss.1.3. Section 8.4(f) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new subsection:

                  (f) within three Business Days after the first and fifteenth day of each month, or at such earlier time as the Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as of the first and fifteenth day of such month or other date so requested by the Agent, provided that immediately prior to the occurrence of a sale
                     --------
         or other disposition of assets permitted by ss.9.5.2 hereof, the Borrower shall deliver to the Banks (A) a Borrowing Base Report setting forth the Borrowing Base prior to such permitted sale or disposition and (B) a Borrowing Base Report indicating the Borrowing Base after giving effect to such sale or disposition (provided, however, that for so long as the Banks hereunder and the banks under the FAC Credit Agreement are identical, the Borrowing Base Reports required by the foregoing clauses (A) and (B) need not be delivered to the Agent in connection with the sale or disposition of Base Contracts to FAC pursuant to paragraph (ii) of ss.9.5.2);

     ss.2.  Designation of Approved  Projects.  The Agent and BKB hereby approve
            ---------------------------------
the designation of the following vacation ownership resorts and developments as additional "Approved Projects" under and as defined in the Credit Agreement:

                  Approved Project                   Location
                  ----------------                   --------
                 Grand Desert Resort                 Las Vegas, Nevada
                 Fairfield Destin (currently known   Okaloosa and Walton
                  as the "Club Life", "Bayclub"      Counties, Florida
                  and "Majestic Sun" resorts)
                 Fairfield  Smokey Mountains         Sevierville, Tennessee
                  at Governors Crossing
                 Fairfield Durango                   Durango Colorado

     ss.3.  Conditions to Effectiveness.  The effectiveness of this Amendment is
            ---------------------------
subject to satisfaction of all of the following conditions:

               (a) this Amendment shall have been duly executed and delivered by the respective parties hereto and shall be in full force and effect; and

                (b) after giving effect to this  Amendment,  no Default or Event of Default shall have occurred and be continuing.

         ss.4. Subsidiary  Guarantors' Consent. The Subsidiary Guarantors hereby
               -------------------------------
consent to the amendments to the Credit Agreement set forth in this Amendment and each confirms its obligation to the Agent and the Banks under the FCI Guaranty and agrees that the FCI Guaranty shall extend to and include the obligations of FCI under the Credit Agreement as amended by this Amendment. Each of the Subsidiary Guarantors agrees that all of its obligations to the Agent and the Banks evidenced by or otherwise arising under the FCI Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

     ss.5.  Representations  and  Warranties.  Each of FCI  and  the  Subsidiary
            --------------------------------
Guarantors hereby represents and warrants to BKB and the Agent as follows:

                (a) Representations and Warranties in Credit Agreement.     The
                    --------------------------------------------------
                    representations and warranties of FCI and the Subsidiary Guarantors, as the case may be, contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same effect as if made at or as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default has occurred or is continuing under the Credit Agreement.

                (b) Authority,   No  Conflicts,   Etc. The execution,  delivery
                    ---------------------------------
                    and performance by each of FCI and the Subsidiary Guarantors, as the case may be, of this Amendment and the consummation of the transactions contemplated hereby (i) are within the corporate power of each respective party and have been duly authorized by all necessary corporate action on the part of each respective party, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party, and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which any of such entity is a party or by which any such party or any of its properties are bound or affected.

               (c)  Enforceability  of  Obligations.   This   Amendment,   the
                    -------------------------------
                    Credit Agreement as amended hereby, the FCI Guaranty and the other Loan Documents constitute the legal, valid and binding obligations of each of FCI and the Subsidiary Guarantors parties thereto, enforceable against such party in accordance with their respective terms, provided that (i)
                                                               --------
                    enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

        ss.6.  No  Other  Amendments.  Except  as  expressly  provided  in  this
               ---------------------
Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. FCI and each Subsidiary Guarantor confirm and agree that the Obligations of FCI to the Banks and the Agent under the Credit Agreement, as amended hereby, and all of the other obligations of any of such parties under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

        ss.7.  Execution in Counterparts.  This Amendment may be executed in any
               -------------------------
number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     ss.8.  Headings.  The captions in this  Amendment  are for  convenience  of
            --------
reference only and shall not define or limit the provisions hereof.

                  [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                           FAIRFIELD COMMUNITIES, INC.


                           By:/s/Robert W. Howeth
                              ---------------------------
                           Name: Robert W. Howeth
                                -------------------------
                           Title:Executive Vice President
                                 ------------------------


                           FAIRFIELD ACCEPTANCE
                            CORPORATION-NEVADA


                           By: /s/Ralph E. Turner
                              ---------------------------
                           Name: Ralph E. Turner
                                -------------------------
                           Title: President
                                 ------------------------


                           FAIRFIELD MYRTLE BEACH, INC.


                           By: /s/Robert W. Howeth
                              ---------------------------
                           Name: Robert W. Howeth
                                -------------------------
                           Title: Vice President
                                 ------------------------


                           VACATION BREAK USA, INC.


                           By:/s/Robert W. Howeth
                              --------------------------
                           Name: Robert W. Howeth
                                ------------------------
                           Title:Vice President
                                 -----------------------

                           SEA GARDENS BEACH AND TENNIS
                            RESORTS, INC.


                           By:/s/Robert W. Howeth
                              ---------------------------
                           Name: Robert W. Howeth
                                -------------------------
                           Title: Vice President
                                 -------------------------

                           VACATION BREAK REORTS, INC.


                           By:/s/Robert W. Howeth
                              ----------------------------
                           Name: Robert W. Howeth
                                 -------------------------
                           Title: Vice President
                                  ------------------------


                           VACATION BREAK RESORTS AT
                                STAR ISLAND, INC.


                            By:/s/Robert W. Howeth
                               ---------------------------
                            Name: Robert W. Howeth
                                 -------------------------
                            Title: Vice President
                                  ------------------------


                            PALM VACATION GROUP, by its General Partners:


                                  Vacation Break Resorts
                                   at Palm Aire, Inc.


                                  By:/s/Robert W. Howeth
                                     -------------------------
                                  Name: Robert W. Howeth
                                       -----------------------
                                  Title: Vice President
                                        ----------------------


                                  PALM RESORT GROUP, INC.


                                  By:/s/Robert W. Howeth
                                     -------------------------
                                  Name: Robert W. Howeth
                                        ----------------------
                                  Title: Vice President
                                        ----------------------

                                  OCEAN RANCH  VACATION  GROUP,  by its  General
                                    Partners:

                                      VACATION BREAK AT OCEAN
                                       RANCH, INC.


                                      By: /s/Robert W. Howeth
                                         -----------------------------
                                      Name:Robert W. Howeth
                                           ---------------------------
                              Title: Vice President
                                            --------------------------

                                      OCEAN RANCH
                                       DEVELOPMENT, INC.


                                      By: /s/Robert W. Howeth
                                         -----------------------------
                                     Name: Robert W. Howeth
                                            --------------------------
                                      Title:Vice President
                                            --------------------------


                               BANKBOSTON, N.A.,
                                 Idividually, as Agent and as Collateral Agent


                                 By:/s/Lori Y. Litow
                                    ------------------------------
                                 Name: Lori Y. Litow
                                      ----------------------------
                                 Title: Vice President
                                       ---------------------------